UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Salarius Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SALARIUS PHARMACEUTICALS, INC.

2450 Holcombe Blvd.
Suite X
Houston, TX 77021
(832) 834-6992

Dear Stockholder:
You are cordially invited to attend our 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting of stockholders and will begin at approximately at 10:00 a.m., Central Time, with log-in beginning at 9:45 a.m., on Wednesday, June 16, 2021.
Due to the emerging public health impact of the coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders and employees, the Annual Meeting will be held in a virtual meeting format only.
IF YOU OWNED SALARIUS STOCK ON APRIL 23, 2021, IT IS CRITICALLY IMPORTANT THAT YOU VOTE YOUR SHARES, REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD OR HELD, ON THE FOLLOWING FOUR PROPOSALS:
1.elect two Class III directors, Tess Burleson and Paul Lammers;
2.approve, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in the attached Proxy Statement;
3.ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
4.approve, on a non-binding advisory basis, the frequency of holding an advisory vote on named executive officer compensation; and
5.such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
You may vote by mail if we receive your marked, signed and dated proxy by June 15, 2021 at 11:59 p.m. Eastern Time (the “Cut-Off Date”), you may vote by phone prior to the Cut-Off Date by calling 1-800-690-6903, you may also vote via the internet prior to the Cut-Off Date at www.proxyvote.com. In addition, you will be able to attend the Annual Meeting, vote and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/SLRX2021. To vote at the meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials (the “Notice”) that you receive by mail.
The notice of the Annual Meeting (the “Notice of Annual Meeting”) and the Proxy Statement have been made part of this invitation.
Details regarding logging onto and attending the meeting over the website and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement, as well as in the Notice. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope, or by voting via the Internet or by telephone. Your shares cannot be voted unless you submit your proxy, vote via the Internet, or vote by telephone. Please review the instructions on each of your voting options described in the accompanying Proxy Statement and Notice.
The Board and management of Salarius Pharmaceuticals, Inc. look forward to your attendance at the Annual Meeting.

By:	/s/ David J. Arthur
David J. Arthur
President and Chief Executive Officer
April 27, 2021

SALARIUS PHARMACEUTICALS, INC.

2450 Holcombe Blvd.
Suite X
Houston, TX 77021
(832) 834-6992

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 16, 2021
To Our Stockholders:
Salarius Pharmaceuticals, Inc. will hold its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Central Time, on Wednesday, June 16, 2021 and will be a completely virtual meeting of stockholders. We are holding the Annual Meeting to:
1.elect two Class III directors, Tess Burleson and Paul Lammers and, to serve until the 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified;
2.approve, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in the attached Proxy Statement;

3.ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
4.approve, on a non-binding advisory basis, the frequency of holding an advisory vote and named executive officer compensation; and
5.transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Due to the emerging public health impact of the coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders and employees, the Annual Meeting will be held via live webcast only. In addition, we believe that the virtual meeting format will expand stockholder access and participation and improve communications. However, we have not decided if we will use a virtual meeting only format for future meetings.
You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/SLRX2021. To vote at the meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail. There will not be a physical meeting location and you will not be able to attend the annual meeting in person.
Only stockholders of record at the close of business on April 23, 2021 are entitled to notice of, and to vote while attending the Annual Meeting on the Internet. For 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office at 2450 Holcombe Blvd., Suite X, Houston, TX 77021.

You are cordially invited to attend the Annual Meeting live via the Internet. It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting live via the Internet, we hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card or vote via the Internet or by telephone. This will not limit your rights to attend or vote during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By the Order of the Board of Directors,
/s/ David J. Arthur
David J. Arthur President and Chief Executive Officer
Houston, Texas
April 27, 2021

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 16, 2021.
Our Proxy Statement for our 2021 Annual Meeting of Stockholders, along with the proxy card, and our Annual Report to Stockholders for the year ended December 31, 2020 are available on our website at www.SalariusPharma.com.

TABLE OF CONTENTS

SALARIUS PHARMACEUTICALS, INC.
PROXY STATEMENT
INFORMATION CONCERNING VOTING AND SOLICITATION

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of Salarius Pharmaceuticals, Inc., a Delaware corporation, of your proxy to vote at our 2021 Annual Meeting of Stockholders and any adjournments or postponements thereof (also referred to herein as the “Annual Meeting”). Our Annual Meeting will be held at 10:00 a.m., Central Time, on Wednesday, June 16, 2021 via live webcast at www.virtualshareholdermeeting.com/SLRX2021.
As used in this Proxy Statement, references to “we,” “us,” “our,” “Salarius” and the “Company” refer to Salarius Pharmaceuticals, Inc. and our consolidated subsidiaries. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
Our board of directors (the “Board of Directors” or the “Board”) is soliciting your proxy to vote at our Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet.
We intend to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 30, 2021 to all stockholders of record entitled to vote at the Annual Meeting.
How can I attend the Annual Meeting?
The Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on April 23, 2021 (the “Record Date”), or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SLRX2021 and using your 16‐digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the close of business on the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.
The online meeting will begin promptly at 10:00 a.m., Central Time, on June 16, 2021. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting. You also will be able to vote your shares online by attending the Annual Meeting by webcast. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.
Why is the Annual Meeting being held as a virtual meeting via webcast?
Due to the emerging public health impact of the coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders and employees, the Annual Meeting will be a completely virtual meeting of stockholders. There will not be a physical meeting location and you will not be able to attend in person.
Will future annual meetings also be held in a virtual format?
In addition to concerns over the public health impact of COVID-19, we also believe that the virtual meeting format will expand stockholder access and participation and improve communications. However, we have not decided if we will use a virtual meeting format for future meetings.
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice because the Board is soliciting your vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice and may request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after April 30, 2021. In addition, if you wish, we will send you paper copies of our proxy materials, including a proxy card. Instructions on how to request paper copies of the proxy materials can be found in the Notice.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date, April 23, 2021, will be entitled to vote at the Annual Meeting. On the Record Date, there were 44,734,328 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on the close of business on the Record Date, your shares were registered directly in your name with Salarius’ transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), then you are a stockholder of record. As a stockholder of record, you may vote at www.virtualshareholdermeeting.com/SLRX2021 during the Annual Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy mailed to you or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Stockholders holding shares through a bank or broker should follow the instructions on the voting instruction card received from the bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record. If your shares are registered directly in your name with AST, you are considered, with respect to those shares, the stockholder of record. The Notice has been sent directly to you by us.
Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. The Notice has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.
What am I voting on?
There are three matters scheduled for a vote:
1.Election of two Class III directors – Tess Burleson and Paul Lammers;
2.The approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers as disclosed in this Proxy Statement;
3.Ratification of the selection, by the audit committee of the board, of Ernst & Young LLP as the independence auditors of Salarius for its fiscal year ending December 31, 2021; and
4.The selection, on a non-binding advisory basis, of whether future advisory votes on the compensation paid by us to our named executive officers should be held every year, every two years or every three years;
What are the Board’s recommendations?
Our board of directors recommends that you vote:

•“FOR” election of each of the nominees for Class III director;
•“FOR” the approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers as disclosed in this Proxy Statement; and
•"FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021;
•For the “1 YEAR” option, on a non-binding advisory basis, as the frequency of a non-binding advisory stockholder vote on the compensation of our named executive officers;

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at www.virtualshareholdermeeting.com/SLRX2021 during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy.
•Voting via the Internet. To vote through the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on June 15, 2021. We encourage you to vote via the Internet.
•Voting by mail. To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•Voting by telephone. To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on June 15, 2021 to be counted.
•Voting at the Annual Meeting. To vote at the Annual Meeting, you must join live online at www.virtualshareholdermeeting.com/SLRX2021. The webcast will start at 10:00 a.m., Central Time, with log-in beginning at 9:45 a.m., Central Time. You may vote and submit questions while attending the meeting online. You will need the control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to vote during the meeting. If you hold shares through a bank or broker, you must obtain a legal proxy, executed in your favor, from the bank or broker to be able to vote at the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Salarius. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent and vote in accordance with the procedures described above. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.
We provide telephone and Internet proxy voting to allow you to vote your shares telephonically or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet, or at www.virtualshareholdermeeting.com/SLRX2021 during the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares held in “street name” and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be “routine” under the rules of the New York Stock Exchange (also applicable to companies listed on The Nasdaq Stock Market LLC (“Nasdaq”)). Brokers and nominees can use their discretion to vote “uninstructed” shares only with respect to matters that are considered to be “routine.” They may not vote your shares with respect to matters that are considered “non-routine” and for these matters your shares will be left unvoted. ”Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), approval of equity incentive plans, and certain corporate governance proposals, even if management-supported. Only Proposal 3 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter under applicable Nasdaq rules. Proposals 1(election of directors), 2 (advisory vote on the approval of named executive officer compensation), and 4 (frequency with which such advisory vote will be approved by the stockholders) are each considered a “non-routine” item for which brokers and nominees do not have discretionary voting power. If your broker returns a proxy card but does not vote your shares, this results in a “broker non-vote.” Broker non-votes will be counted as present for the purpose of determining a quorum. However, as brokers do not have discretionary authority to vote on Proposals 1 and 3, broker non-votes will not be counted for the purpose of determining the number of votes entitled to vote such Proposals. Accordingly, your broker or nominee may not vote your shares on Proposals 1, 2 or 4 without your instructions but may vote your shares on Proposal 3.
If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of each of the nominees for director, “FOR” the approval, on a non-binding advisory basis, of the named executive officer compensation. “FOR” the ratification of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2021, and for the "1 YEAR option, on a non-binding advisory basis, as the frequency of a non-binding advisory stockholder vote. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who am I being asked to appoint as proxy holders and what does it mean?

Our Board asks you to appoint our President, Chief Executive Officer and director, David J. Arthur and our Executive Vice President of Finance and Chief Financial Officer, Mark J. Rosenblum, as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by voting the enclosed proxy card or by using one of the voting methods described below.
If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.
Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by our Board at the time this Proxy Statement was printed and which, under our amended and restated bylaws (“Bylaws”), may be properly presented for action at the Annual Meeting. Our Board knows of no other matters that will be presented for consideration at the Annual Meeting.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Salarius Pharmaceuticals, Inc.
Attention: Investor Relations
2450 Holcombe Blvd
Suite X
Houston, TX 77021
(832) 834-6992

Street name stockholders may contact their broker, bank, or other nominee to request information about householding.
Can I change or revoke my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit a properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to Salarius’ Secretary.
•You may attend the Annual Meeting via the live webcast and vote. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
Salarius counts your most current proxy card or telephone or Internet proxy.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
Stockholders holding shares through a bank or broker should follow the instructions for revocation received from the bank or broker.
Abstentions on any matters are treated as shares present or represented and entitled to vote on that matter and have the same effect as a vote against such matter.
How are votes counted?
For Proposal 1, the election of directors, you may vote “FOR” the Class III nominees or your vote may be “WITHHELD” with respect to any or all of the nominees. “WITHHELD” votes will not affect the outcome. Broker non-votes will have no effect.
For Proposal 2, the approval, on a non-binding advisory basis, of the compensation of our named executive officers, you may vote “FOR,” vote “AGAINST” or “ABSTAIN.” An abstention has the same effect as a vote “AGAINST” Proposal 2. Broker non-votes will have no effect.

For Proposal 3, the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021, you may vote "FOR", vote "AGAINST" or "ABSTAIN". An abstention has the same effect as a vote "AGAINST" Proposal 3. Broker non-votes will have no effect.
For Proposal 4, the frequency with which we will hold an advisory vote to approve the compensation to be paid to our named executive officers, you may vote “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN.” An abstention has no effect on the determination of which voting frequency (“1 YEAR,” “2 YEARS” or “3 YEARS”) receives the highest number of affirmative votes cast. Broker non-votes will have no effect.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors (“FOR” the election of the Class III nominees to the board of directors, “FOR” approving, on a non-binding advisory basis, the compensation of our named executive officers, “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, for selecting "1 YEAR" as the frequency with which we will hold an advisory vote to approve the compensation to be paid to our named executive officers, and in the discretion of the proxy holders on any other matters that may properly come before the meeting).
How many votes are needed to approve each proposal?
•For the election of the directors, Proposal 1, the nominees receiving the most “FOR” votes from the holders of shares present at the meeting or represented by proxy and entitled to vote on the election of directors will be elected. Directors are elected by a plurality vote, which means that the two nominees for Class III directors receiving the most affirmative votes will be elected. There is no cumulative voting for the election of directors. However, if the majority of the votes cast for a director are marked “AGAINST” or “WITHHELD” then notwithstanding the valid election of such director, such director will voluntarily tender his or her resignation for consideration by our nominating and corporate governance committee. Our Board will determine whether to accept the resignation of such director, taking into account the recommendation of the nominating and corporate governance committee.
•Proposal 2, the approval, on a non-binding advisory basis, of the compensation of our named executive officers, requires the affirmative “FOR” vote of the holders of a majority of the shares present at the Annual Meeting or represented by proxy and entitled to vote.
•Proposal 3, the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021, requires the affirmative "FOR" vote of the holders of a majority of the shares present at Annual Meeting or represented by proxy and entitled to vote.

•For Proposal 4, the frequency with which we will hold an advisory vote to approve the compensation to be paid to our named executive officers, the frequency receiving the greatest number of votes of the shares present at the Annual Meeting or represented by proxy and entitled to vote will be deemed to be the preferred frequency option of our stockholders.
•All other matters submitted for stockholder approval require the affirmative vote of the majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote that are present at the meeting or represented by proxy. As of the close of business on the Record Date, there were 44,734,328 shares outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum either the chairman of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Important
Please promptly vote by telephone or the Internet, or by following the instructions provided by your bank, broker or nominee, so that your shares can be represented at the Annual Meeting. This will not limit your rights to attend or vote at www.virtualshareholdermeeting.com/SLRX2021 during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote during the meeting, you must obtain a proxy issued in your name from that record holder.

PROPOSAL 1:
ELECTION OF DIRECTORS
Directors and Nominees

Our Bylaws and amended and restated certificate of incorporation (“Certificate of Incorporation”) provide that the authorized number of directors shall be set from time to time by resolution of our Board. The authorized number of directors is currently set at seven members. Our Board is divided into three classes: Class I, Class II, and Class III. Each class has a three-year term:
•Our Class I directors are Arnold C. Hanish and William K. McVicar and their terms will expire at the annual meeting to be held in 2022.
•Our Class II directors are David J. Arthur, Bruce J. McCreedy, and John Lieber and their terms will expire at the annual meeting to be held in 2023.
•Our Class III directors are Tess Burleson and Paul Lammers and their terms will expire at the Annual Meeting.
Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of Salarius. Our directors may be removed for cause by the affirmative vote of the holders of at least two-thirds of our voting stock.
Our Board, upon the recommendation of the nominating and corporate governance committee, has selected Tess Burleson and Paul Lammers as nominees for election as Class III directors at the Annual Meeting. If elected at the Annual Meeting, these directors would serve until the annual meeting of stockholders to be held in 2024 or until they resign, are removed, or their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by our Board to fill the vacancy.
The names of the nominees and certain biographical information about the nominees and current and continuing directors, including each director and nominee’s business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the nominating and corporate governance committee to recommend that the nominee should continue to serve on our Board, are set forth below. Both nominees are currently serving as directors and were elected or appointed to the Board on July 19, 2019 in connection with the merger (the “Merger”) of Salarius Pharmaceuticals, LLC (“Private Salarius”) with Flex Pharma, Inc. (“Flex Pharma”).
Nominees for Election for a Three-Year Term Until the 2024 Annual Meeting
Tess Burleson. Ms. Burleson has served as a member of Salarius’ board of directors since July 2019. Ms. Burleson has served as the chief operating officer of Translational Genomics Research Institute, a nonprofit research institute, since 2007, and has served as the president of TGen Health Ventures, LLC a venture capital company, since 2009. Prior to joining Translational Genomics Research Institute, Ms. Burleson served as the chief financial officer at

Lovelace Medical Foundation from 1997 to 2007, president at Lovelace Scientific Resources from 1993 to 1997, and as a senior associate Tax, Audit & Advisory Services at KPMG from 1990 to 1993. Ms. Burleson earned a B.B.A in Accounting from University of New Mexico, the Anderson Graduate School of Management and an M.B.A. from University of New Mexico.
Salarius believes that Ms. Burleson is qualified to serve on its board of directors as a result of her extensive operational experience in the biotechnology industry and experience in financial and accounting matters.
Paul Lammers. MD. Dr. Lammers has served as a member of Salarius’ board of directors and as lead independent director since July 2019. Since January 2018, Dr. Lammers has served as the president and chief executive officer of Triumvira Immunologics, an immunotherapy company. Prior to joining Triumvira Immunologics, Dr. Lammers served as the president, chief executive officer, and director of Mirna Therapeutics, now Synlogic Inc. (Nasdaq: SYBX), an oncology company from November 2009 to August 2017, the president of Repros Therapeutics, a biopharmaceutical company, from February 2009 to October 2009 and the chief medical officer of EMD Serono Inc. a division of Merck KGaA, a biopharmaceutical company from 2002 to 2008. Additionally, between 1992 and 2002, Dr. Lammers served in various executive or management roles at BioCyte Therapeutics, Inc., a biopharmaceutical company, Zonagen, Inc., a biopharmaceutical company, Hoechst Marion Roussel, Inc. (now Aventis Pharmaceuticals Inc.), a pharmaceutical company, Organon Inc., a pharmaceutical company, Organon International, a pharmaceutical company. Dr. Lammers earned a M.S. in Biology and Reproductive Endocrinology from Radboud University in the Netherlands, and an M.D. from Radboud University.
Salarius believes that Dr. Lammers is qualified to serve on its board of directors and serve as its lead independent director as a result of his extensive experience in the pharmaceutical industry and deep understanding of oncology drugs.
Directors Continuing in Office for a Three-Year Term Until the 2023 Annual Meeting
David J. Arthur. Mr. Arthur has served as Salarius’ Chief Executive Officer and a director since July 2019. Prior to the completion of the Merger, Mr. Arthur was the Chief Executive Officer of Private Salarius since November 2015 and as a manager of Private Salarius’ board of managers since January 2017. From January 2012 to October 2015, Mr. Arthur served as managing director of Dacon Pharma, LLC, a life science focused strategy, planning and evaluation company. From 1990 to 2010, Mr. Arthur served in a number of executive roles at Eli Lilly and Company and from 2010 to 2011 served in executive roles with Boehringer Ingelheim GmbH. Mr. Arthur earned a B.S. in Chemical Engineering from North Carolina State University and an M.B.A. from the Duke University Fuqua School of Business.
Salarius believes that Mr. Arthur’s experience as Private Salarius’ Chief Executive Officer, and his past experience as a life sciences executive and as a committee chairman and member on the executive committees of a variety of major pharmaceutical alliances, including Eli Lily/BioMS, Eli Lilly/Amylin and Boehringer Ingelheim/Eli Lilly qualify him to serve on the Salarius’ board of directors.
Jonathan Lieber. Mr. Lieber has served as a member of Salarius’ board of directors since June 2020. Since December 2018, Mr. Lieber has been a Managing Director of Danforth Advisors LLC, a firm that provides strategic CFO advisory and outsourced accounting services to healthcare companies. In that capacity, he is currently serving as interim CFO for a number of healthcare companies. From July 2015 through September 2019, Mr. Lieber was Chief Financial Officer of Histogenics Corporation (NASDAQ: HSGX) a cell therapy company developing products for the orthopedics market. Prior to Histogenics, Mr. Lieber was Senior Vice President and Chief Financial Officer

of Metamark Genetics, Inc., a privately held, urology-focused, molecular diagnostics company, from January 2014 to June 2015. From September 2012 to September 2013, Mr. Lieber served as the Chief Financial Officer and Treasurer of Repligen Corporation, a manufacturer and supplier of high-value consumables to the life sciences industry. From June 2009 to until its acquisition by GE Healthcare in May 2012, Mr. Lieber served as Chief Financial Officer and Treasurer of Xcellerex, Inc. a privately held company engaged in the manufacture and sale of capital equipment and related consumables to the biopharmaceutical industry. Mr. Lieber received an M.B.A. in finance from the Stern School of Business of New York University and a B.S. in business administration from Boston University.
Salarius believes that Mr. Lieber is qualified to serve on the Board of Directors due to his experience in the healthcare industry, which will enable him to contribute important strategic insights to Salarius.
Bruce J. McCreedy. PhD. Dr. McCreedy has served as a member of Salarius’ board of directors since July 2019 and served as Salarius' interim Chief Science Officer through March 30, 2021. Since September 2015, Dr. McCreedy has served as the senior vice president of cell therapy at Precision Biosciences, Inc., a biotechnology company. Prior to his position at Precision Biosciences, Dr. McCreedy served as the executive vice president of research and development and chief development officer of Neximmune, Inc., a biotechnology company, from April 2011 to August 2015, and the managing partner of PharmaNav, LLC, a biotechnology company, from 2008 to 2011. From 2006 to 2008, Dr. McCreedy served as vice president of strategic and clinical development at Metabolon, Inc., a metabolomics company and from 2002 to 2006 served as the president, chief executive officer and a director for Fulcrum Pharma Developments, Inc., a drug development company (acquired by Icon plc). Prior to 2002, Dr. McCreedy has also served in various roles at Triangle Pharmaceuticals, Inc., a pharmaceutical company (acquired by Gilead Sciences, Inc.), Therapyedge, Inc., a healthcare and information services company (acquired by Advanced Biological Laboratories S.A.), Laboratory Corporation of America Holdings, a clinical laboratory network, and Roche Biomedical Laboratories, Inc., a drug development company. Dr. McCreedy earned a B.S. in Medical Microbiology from Wake Forest University and a Ph.D. in Microbiology and Immunology from Wake Forest University School of Medicine.
Salarius believes that Dr. McCreedy is qualified to serve on the Board of Directors due to deep experience in the biotechnology industry, which will enable him to contribute important strategic insights to Salarius.
Directors Continuing in Office for a Three-Year Term Until the 2022 Annual Meeting
Arnold C. Hanish. Mr. Hanish has served as a member of Salarius’ board of directors since July 2019. Since September 2013, Mr. Hanish has served as a director of Omeros Corporation (Nasdaq: OMER), a biopharmaceutical company. Since May 2013, Mr. Hanish has also served as a consultant on the Audit Quality Advisory Council for Deloitte and Touche LLP, a professional services company. Prior to his positions at Omeros Corporation and Deloitte, from 1984 to 2012, Mr. Hanish served various roles at Eli Lilly and Company, a pharmaceutical company, including vice president and chief accounting officer. From 2007 to 2010, Mr. Hanish served as a chairperson of the Financial Executives International Committee on Corporate Reporting and their SEC and PCAOB subcommittees. From 2004 to 2008 and again in 2011 and 2012, Mr. Hanish was a member of the Standing Advisory Group of the PCAOB, a nonprofit audit oversight organization., Since 2010, Mr. Hanish has served on the Business Advisory Council for the University of Cincinnati, the UC Accounting Department Advisory Council, and the Butler University MPA Advisory Board. Mr. Hanish earned a B.A. in Accounting from the University of Cincinnati.
Salarius believes that Mr. Hanish is qualified to serve on its board of directors as a result of his experience in the pharmaceutical industry, as well as deep experience in accounting and public company financial matters.

William K. McVicar. PhD. Dr. McVicar has served as a member of the board of directors of Salarius since the completion of the Merger in July 2019. Prior to completion of the Merger, Dr. McVicar served as a member of the board of directors of Flex Pharma since August 2017, and served as its chief executive officer from July 2017 to July 2019. Dr. McVicar joined Flex Pharma in April 2017 as President of Research & Development. Prior to joining Flex Pharma, Dr. McVicar served as executive vice president of pharmaceutical development, chief scientific officer and president during his tenure at Inotek Pharmaceuticals Corporation from September 2007 to April 2017. Dr. McVicar also held various positions at Sepracor, Inc, Novartis AG and RPR Gencell, the Gene and Cell Therapy Division of Rhone Poulenc Rorer. Dr. McVicar earned his B.S. in Chemistry from the State University of New York College at Oneonta and his Ph.D. in Chemistry from the University of Vermont.
Salarius believes that Dr. McVicar is qualified to sit on its board of directors due to his over 30 years of biologic and drug development experience and his experience as a senior executive.
There are no family relationships among any of our directors or executive officers.
Vote Required
Directors are elected by a plurality vote, which means that the two nominees for Class III directors receiving the most affirmative votes will be elected. However, if the majority of the votes cast for a director are marked “WITHHELD,” then notwithstanding the valid election of such director, such director will voluntarily tender his resignation for consideration by our nominating and corporate governance committee. Our Board will determine whether to accept the resignation of such director, taking into account the recommendation of the nominating and corporate governance committee. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.
OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF TESS BURLESON AND PAUL LAMMERS AS CLASS III DIRECTORS OF SALARIUS.
Executive Officers, Directors and Director Nominees
The following table shows information about our executive officers, current directors as of March 31, 2021:

Name	Age	Position
Executive Officers
David J. Arthur	58	President, Chief Executive Officer and Director
Mark J. Rosenblum	67	Executive Vice President of Finance and Chief Financial Officer
Non-Employee Directors
William K. McVicar	63	Chair
Tess Burleson(1)(2)(3)	54	Director
Arnold C. Hanish(1)(3)	73	Director
Paul Lammers(2)(3)	63	Director
Jonathan Lieber(1)(2)	51	Director
Bruce J. McCreedy	61	Director

(1)    Member of the audit committee.
(2)    Member of the nominating and corporate governance committee.
(3)    Member of the compensation committee.

The following presents biographical information for each of our executive officers in the table above, other than for Mr. Arthur, whose information is presented above.
Executive Officers
Mark J. Rosenblum. Mr. Rosenblum has served as our Executive Vice President Finance and Chief Financial Officer since September 2019. Prior to September 2019, Mr. Rosenblum served as a financial consultant to Private Salarius since February 2019, to assist in the Merger. Prior to joining Private Salarius, Mr. Rosenblum served as chairman, chief executive officer and a director of ActiveCare, Inc. (Nasdaq: ACAR), a healthcare company, from December 2017 to March 2019. Mr. Rosenblum worked as a financial consultant for various companies from 2014 to 2017. Prior to that, Mr. Rosenblum served as the chief financial officer of Advaxis, Inc. (Nasdaq: ADXS), a biotechnology company, from January 2010 to April 2014. From 1985 through 2003, Mr. Rosenblum was employed by Wellman, Inc., a global public chemical manufacturer, which was subsequently acquired by DAK Americas, serving in various capacities including chief accounting officer. Mr. Rosenblum holds both a Masters in Accountancy and a B.S. degree in Accounting from the University of South Carolina. Mr. Rosenblum began his career in 1977 with Haskins & Sells, CPA (currently known as Deloitte), was a licensed Certified Public Accountant for over 30 years, and is currently a member of the American Institute of Certified Public Accountants.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business and affairs are organized under the direction of the Board, which currently consists of seven members. Dr. McVicar currently serves as the Chair of our Board and Dr. Lammers serves as the Board’s lead independent director. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling, and direction to our management. Our Board meets on a regular basis and additionally as required.
Corporate Governance
Director Independence
The Nasdaq Listing Rules generally require that a majority of the members of a listed company’s board of directors must qualify as “independent” as affirmatively determined by its board of directors. The Board of Directors consults with the Company’s counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director and director nominee. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that four of our current directors, including Ms. Burleson, Mr. Hanish, Dr. Lammers, and Mr. Lieber, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements of the Nasdaq Listing Rules. Following the Annual Meeting, if our Class III director nominees are elected, five of our seven directors will be deemed to be independent under the applicable rules and regulations of the SEC and listing requirements of the Nasdaq Listing Rules.
Our Board of Directors has determined that Mr. Arthur, by virtue of his position as our Chief Executive Officer, Dr. McVicar, by virtue of his position as Chief Executive Officer of Flex Pharma, Inc. prior to the Merger, and Dr. McCreedy, by virtue of the compensation received as our interim Chief Scientific Officer, are not independent under the applicable rules and regulations of the SEC and Nasdaq Listing Rules. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director

Board Leadership Structure
Our Bylaws provide that if a chair of the Board of Directors is appointed, they will preside at all meetings of the Board of Directors at which they are present. Currently, the position of chair of our Board of Directors is filled by Dr. McVicar.
Additionally, we currently have a lead independent director whose responsibilities include to preside over periodic meetings of our independent directors and perform such additional duties as the Board of Directors may otherwise determine and delegate. We believe that the lead independent director can help ensure the effective independent functioning of the Board of Directors in its oversight responsibilities.
The Board of Directors periodically reviews its leadership structure and developments in the area of corporate governance to ensure that this approach continues to strike the appropriate balance for the Company and our stockholders.

Board and Committee Meetings and Attendance
In 2020, our Board held six regularly scheduled meetings. Each of our directors attended 100% of the regularly scheduled meetings either in person or via teleconference. Our Board and its committees meet throughout the year on a set schedule, hold special meetings, and act by unanimous written consent from time to time as appropriate. Our non-management directors meet in regularly scheduled sessions without the presence of management in executive sessions. The lead independent director presides over each such executive session. Our audit committee held four meetings and our compensation committee held three meeting in 2020. Directors are encouraged to attend our annual meeting of stockholders, either via webcast or telephonically.
Role of our Board of Directors in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our compensation committee also assesses and monitors whether our compensation plans, policies, and programs comply with applicable legal and regulatory requirements.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has ever been an executive officer or employee of ours. None of our executive officers (as defined by Rule 3b-7 under the Exchange Act) currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or compensation committee.
Information Regarding Committees of the Board of Directors
Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Our Board has adopted a charter for each of these committees, each of which complies with the applicable requirements of current Nasdaq rules. We intend to comply with future requirements to the extent they are applicable to us. Copies of the charters for each committee are available on the investor relations portion of our website at http://investors.salariuspharma.com/corporate-governance/highlights.
Audit Committee
The audit committee currently consists of Ms. Burleson, Mr. Hanish, and Mr. Lieber. Mr. Hanish serves as the chair of our audit committee. The Board of Directors has determined that each of the members of the audit committee satisfies the Nasdaq Stock Market and SEC independence requirements. The Board of Directors has determined that Mr. Hanish qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Listing Rules. In making this determination, the Board of Directors has considered Mr. Hanish’s business background and previous experience. Both our independent registered public accounting firm and management periodically meet with the Audit Committee.
The functions of this committee include, among other things:

•selecting, on behalf of the Board of Directors, an independent public accounting firm to audit our financial statements;
•reviewing our financial reporting processes and disclosure controls;
•discussing with the independent auditors their independence, reviews and discusses our audited financial statements with the independent auditors and management;
•recommending to the Board of Directors whether the audited financials should be included our Salarius’ annual reports to be filed with the SEC;
•overseeing management’s identification, evaluation, and mitigation of major risks to Salarius;
•reviewing and considering “related person transactions” under our Related Person Transaction Policy; and
•reviewing any proposed waiver of our Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers and making recommendations to the Board of Directors with respect to the disposition of any proposed waiver.
We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and all applicable SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Compensation Committee
Our compensation committee currently consists of Ms. Burleson, Mr. Hanish, and Dr. Lammers. Dr. Lammers serves as the chair of our compensation committee. The Board of Directors has determined that each of the members of the compensation committee is a non-employee director, as defined in Rule 16b-3 of the Exchange Act and satisfies the Nasdaq Stock Market requirements.
The functions of this committee include, among other things:
•reviewing and approving the corporate objectives that pertain to the determination of executive compensation;
•reviewing and approving the compensation and other terms of employment of our executive officers;
•reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
•making recommendations to our Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by our Board;
•reviewing and making recommendations to our Board regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
•approving equity compensation plans and the grant of equity awards not subject to stockholder approval under applicable listing standards;

•overseeing the administration of our employee benefit plans;
•reviewing and assessing the independence of compensation consultants, legal counsel, and other advisors as required by Section 10C of the Exchange Act;
•reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements, and any other material arrangements for our executive officers;
•reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
•monitoring our compliance with the requirements under Sarbanes-Oxley Act of 2002 relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefit;
•preparing an annual report on executive compensation that the SEC requires in our annual proxy statement; and
•reviewing and evaluating on an annual basis the performance of the compensation committee and recommending such changes as deemed necessary with our Board.
We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Ms. Burleson, Dr. Lammers and Mr. Lieber. Ms. Burleson serves as the chair of our nominating and corporate governance committee. Our Board has determined that each of the members of our nominating and corporate governance committee satisfies the independence requirements of Nasdaq. The functions of this committee include, among other things:
•identifying, reviewing, and making recommendations of candidates to serve on our Board;
•evaluating the performance of our Board, committees of the Board, and individual directors and determining whether continued service on our board is appropriate;
•establishing procedures for nominations by stockholders of candidates for election to the Board;
•evaluating nominations by stockholders of candidates for election to the Board;
•overseeing the self-evaluation process of the Board and each of its committees;
•evaluating the current size, composition, and organization of the Board and its committees and making recommendations to our Board for approvals;
•developing a set of corporate governance policies and principles and recommending to our Board of directors any changes to such policies and principles;

•reviewing issues and developments related to corporate governance and identifying and bringing to the attention of our Board current and emerging corporate governance trends; and
•reviewing periodically the nominating and corporate governance committee charter, structure, and membership requirements and recommending any proposed changes to our Board, including undertaking an annual review of its own performance.
We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Code of Ethics
The Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all of our employees, executive officers, and directors. The Code of Conduct is available on our website at www.Salarius.com. Information contained on or accessible through our website is not a part of this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only. The nominating and corporate governance committee is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers, and directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.
We also implemented whistleblower procedures that establish formal protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to our audit committee.
Director Nominations
Our Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. Our nominating and corporate governance committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to our Board for nomination or election.
Director Criteria. Our nominating and corporate governance committee has a policy regarding consideration of director candidates recommended by stockholders. Our nominating and corporate governance committee reviews suggestions for director candidates recommended by stockholders and considers such candidates for recommendation based upon an appropriate balance of knowledge, experience, and capability. In addition to considering an appropriate balance of knowledge, experience, and capability, our Board has as an objective that its membership be composed of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, genders, and ethnicities. Our nominating and corporate governance committee selects director candidates based on the candidate possessing relevant market and technological expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, diversity, potential for long-term contribution to the Company’s business, and having the commitment and vision to rigorously represent the long-term interests of the Company’s stockholders. Our nominating and corporate governance committee believes it is appropriate for a majority of the members of our Board to meet the definition of “independent director” under the Nasdaq rules. Our nominating and corporate governance committee also believes it appropriate for our Chief Executive Officer to participate as a member of our Board.

Prior to each annual meeting of stockholders, our nominating and corporate governance committee first identifies nominees by reviewing the current directors whose terms expire at the annual meeting of stockholders and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of our Board, with respect to the particular talents and experience of its directors. If a director does not wish to continue in service, the nominating and corporate governance committee determines not to nominate the director, or a vacancy is created on our Board as a result of a resignation, an increase in the size of our Board or other event, the nominating and corporate governance committee will consider various candidates for Board membership, including those suggested by members of the nominating and corporate governance committee, by other members of our Board, by any executive search firm engaged by the nominating and corporate governance committee, and by stockholders. A stockholder who wishes to suggest a prospective nominee for our Board should notify our Secretary, any member of the nominating and corporate governance committee, or the persons referenced below in “Communications with our Board of Directors” in writing with any supporting material the stockholder considers appropriate.
Stockholder Nominees. In addition, our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to our Secretary and otherwise comply with the provisions of our bylaws. To be timely, our bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the anniversary of the previous year’s proxy statement provided in connection with the previous year’s annual meeting of stockholders. Information required by our Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Exchange Act and the related rules and regulations under that section.
Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our bylaws and must be addressed to: Secretary, Salarius Pharmaceuticals, Inc., 2450 Holcombe Blvd. Suite X, Houston, TX 77021. You can obtain a copy of our bylaws by writing to the Secretary at this address.
Meetings of Our Independent Directors and Communications with our Board of Directors
During meetings of the Board, the independent directors meet regularly in an executive session without management or management directors present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. The lead independent director presides over the executive sessions as determined by the independent directors at each meeting. Our Board recommends that stockholders and other interested parties initiate communications with our Board, the independent directors, the Chair, or any committee of our Board in writing to the attention of our Secretary, Salarius Pharmaceuticals, Inc., 2450 Holcombe Blvd. Suite X, Houston, TX 77021. This process will assist our Board in reviewing and responding to stockholder communications in an appropriate manner. Our Board has instructed our Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration such as spam, junk mail and mass mailings, product complaints, personal employee complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, business solicitations, or advertisements.
Non-Employee Director Compensation

Our non-employee director compensation is comprised of cash compensation and equity compensation. Further, we reimburse all of our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and committees of the Board.
Generally, our Board believes that the level of director compensation should be based on time spent carrying out Board and committee responsibilities and be competitive with comparable companies. In addition, the Board believes that a significant portion of director compensation should align director interests with the long-term interests of stockholders. The Board makes changes in its director compensation practices only upon the recommendation of the compensation committee, and discussion and approval by the Board.
Our Board, following the compensation committee’s recommendation, has approved the compensation of our non-employee directors, as described below. The compensation of our non-employee directors remains the same as it was in 2019. The compensation committee believes that our non-employee director compensation remains aligned with director compensation practices at our peer companies while considering the ongoing cash constraints of the Company.
Cash Compensation
Our non-employee director cash compensation policy provides that non-employee directors receive a $30,000 annual retainer, with an additional $15,000 annual retainer for the lead independent director, an additional $25,000 annual retainer for the chair of the Board and the following additional retainers for committee services:

Committee	Chair	Member
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$7,500	$4,000
Audit Committee	$15,000	$7,500
Equity Compensation
Our non-employee directors receive annual equity compensation in the form of option awards to purchase shares of our common stock at a per share price equal to the closing price of the Company’s common stock the day before the issuance of such awards. The options granted to our non-employee directors vest on the one-year anniversary of the issuance of each award.
2020 Director Compensation
The following table sets forth the compensation to our non-employee directors that was paid or accrued by us in 2020 pursuant to the non-employee director compensation policy described above.

Name(1)	Fees Earned or Paid in Cash(2) (1)	Option Awards (3)	All other Compensation	Total
Tess Burleson	$45,000	$22,152	—	$67,152
Arnold C. Hanish	$50,000	$22,152	—	$72,152
Paul Lammers	$58,125	$22,152	—	$80,277
Jonathan Lieber(4)	$11,758	$22,549	—	$34,307
Bruce J. McCreedy	$41,250	$22,152	$158,700(5)	$222,102
William K. McVicar	$41,041	$22,152	$14,788(6)	$77,981
(1)     Mr. Arthur is not included in this table as he is our chief executive officer and receives no extra compensation for his service as a director. The compensation received by Mr. Arthur in his capacity as our chief executive officer is set forth below in the 2020 Summary Compensation Table.
(2)    The amounts listed in this column represent the retainer paid to each director for their service on the board and any committees on which they served during 2020.
(3)    We estimated the grant date fair value of stock options using the Black-Scholes option-pricing model computed in accordance with FASB ASC Topic 718. See Note 8 to our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2020 for the assumptions used in such valuation.
(4)    Mr. Lieber joined the Board on June 19, 2020.
(5)    Amount shown represents compensation that was paid to Dr. McCreedy for his service as Interim Chief Science Officer.
(6) Amount shown represents COBRA reimbursement paid to Dr. McVicar related to the merger with Flex in 2019.

The following table provides information regarding the aggregate number of shares subject to outstanding stock options held by non-employee directors as of December 31, 2020:

Name	Number of Shares Subject to Outstanding Stock Options
Tess Burleson	39,000
Arnold C. Hanish	39,000
Paul Lammers	39,000
John Lieber	33,000
Bruce J. McCreedy	39,000
William K. McVicar	73,385 (1)
(1)Includes 34,385 stock option granted from Flex Pharma, Inc.

EXECUTIVE COMPENSATION
Our “named executive officers” for the year ended December 31, 2020 were:
•David J. Arthur, our President and Chief Executive Officer; and
•Mark J. Rosenblum, our Executive Vice President of Finance and Chief Financial Officer.
Investors are encouraged to read the compensation discussion below in conjunction with the compensation tables and related notes, which include more detailed information about the compensation of our named executive officers for 2020 and 2019.
2020 Summary Compensation Table
The following table sets forth compensation for services rendered in all capacities to us for the years ended December 31, 2020 and 2019 for our named executive officers.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation		Total
David J. Arthur President and Chief Executive Officer	2020	$340,000	$84,500	$605,535	$106,400	(2)	$1,136,435
	2019	$315,000	—	$192,738	$10,500	(3)	$518,238
Mark J. Rosenblum Executive Vice President, Finance and Chief Financial Officer	2020	$265,000	$56,800	$126,273	$72,413	(4)	$520,486
	2019	$81,708	$19,300	$122,119	$215,160	(5)	$438,287
(1)We estimated the grant date fair value of stock options using the Black-Scholes option-pricing model computed in accordance with FASB ASC Topic 718. See Note 9 and 8 to our financial statements contained in our Annual Report on Form 10-K for the years ended December 31, 2019 and 2020 respectively for the assumptions used in such valuation.
(2)Amount shown represents (i) $11,400 in matching contribution by Salarius to Salarius’ 401(k) plan and (ii) $95,000 for a onetime payment for past services rendered.
(3)Amount shown represents matching contribution by Salarius to Salarius’ 401(k) plan.
(4)Amount shown represents (i) $11,400 in matching contribution by Salarius to Salarius’ 401(k) plan and (ii) $61,013 for past services rendered.
(5)Amount shown includes $191,917 in consulting fees and $21,476 in expense reimbursements paid to Mr. Rosenblum prior to his appointment as our Chief Financial Officer in September 2019, reflecting the terms of his consulting agreement and $1,767 in matching contribution by Salarius to Salarius’ 401(k) plan subsequent to Mr. Rosenblum’s employment on September 10, 2019.
Executive Compensation
In the process of determining compensation for our named executive officers, the compensation committee considers the current financial position of the Company, the strategic goals of the Company, and the performance of each of our named executive officers. The compensation committee previously engaged FW Cooke to perform an independent compensation review and to provide compensation research, analysis and recommendations. In addition, from time to time, the compensation committee considers the various components (described below) of our compensation program for executives in relation to compensation paid by other public companies, compensation data, their historical review of all executive officer compensation, and recommendations from our Chief Executive

Officer (other than for his own salary). The compensation committee has the sole authority to select, compensate and terminate its external advisors.
The compensation committee utilizes the following components of compensation (described further below) to strike an appropriate balance between promoting sustainable and excellent performance and discouraging any excessive risk-taking behavior:

•Base Salary;
•Annual Bonuses;
•Annual long-term equity compensation;
•Personal benefits and perquisites; and
•Acceleration and severance agreements tied to changes in control of the Company.
Base Salaries
Our named executive officers receive base salaries as set forth in their respective employment agreements. Each named executive officer is eligible for annual raises subject to review and approval of the compensation committee of the Board. In July 2020, the compensation committee of the Board approved, and the Board ratified, an increase in Mr. Arthur’s base salary to $365,000, which increase became effective immediately.
Annual Bonuses
Target bonuses are reviewed annually and established as a percentage of the executives’ base salaries, generally based upon seniority of the officer and targeted at or near the median of the peer group (with reference to our corporate compensation philosophy) and relevant survey data. Each year, the compensation committee establishes corporate and individual objectives and respective target percentages, taking into account recommendations from our Chief Executive Officer as it relates to executive positions other than the Chief Executive Officer’s compensation. Our Chief Executive Officer’s target bonus is set by the compensation committee to align entirely with our overall corporate objectives. At the end of each fiscal year-end, our Chief Executive Officer provides the compensation committee with a written evaluation showing actual performance as compared to corporate and/or individual objectives, and the compensation committee uses that information, along with the overall corporate performance, to determine what percentage of each executive’s bonus target will be paid out as a bonus for that year. Overall, the compensation committee seeks to establish the corporate and individual functional goals to be highly challenging yet attainable.
For 2020, the general corporate goals approved by the Board (upon recommendation of the compensation committee for purposes of executive compensation) were determined by the compensation committee to account for 50% of the target cash bonus amount payable to Chief Executive Officer, Mr. Arthur, and 35% of the target cash bonus amount payable to Chief Financial Officer, Mr. Rosenblum. The Company’s general corporate objectives included clinical, financial and operational objectives (including the pipeline expansion goals); the achievement of certain year-end cash objectives, achievement of certain objectives regarding the Company’s outstanding loan and the raising of capital; and various operational objectives.
Mr. Arthur’s target bonus for 2020 as a percentage of base salary was 50%. Mr. Rosenblum’s target bonus for 2020 as a percentage of base salary was 35%. On December 2, 2020, the compensation committee evaluated our achievement and results in 2020 as compared to the overall corporate and individual objectives for Messrs. Arthur and Rosenblum and the results are tabulated in the table below:

Name	Target Bonus as % of Salary	% of Target Bonus Awarded	Bonus Awarded as % of Salary	Amount of 2020 Bonus Payable in 2021(1)
David J. Arthur	50.00%	50.00%	25.00%	$84,500

Mark J. Rosenblum	35.00%	61.25%	21.00%	$56,800
(1)The 2020 bonus amounts are payable in 2021.
The target bonus (as a percentage of base salary) for Mr. Arthur for fiscal year 2021 remains unchanged from the 2020 target bonus described above. The target bonus for Mr. Rosenblum for fiscal year 2021 remains unchanged from the 2020 target bonus described above.
Long-Term Equity Compensation
We designed our long-term equity grant program to further align the interests of our executives with those of our stockholders and to reward the executives’ longer-term performance. Historically, the compensation committee has granted stock options, although from time-to-time, to further increase the emphasis on compensation tied to performance, the compensation committee may grant other equity awards as allowed by the Salarius Pharmaceuticals 2015 Equity Incentive Plan. The compensation committee may grant stock options, restricted stock, restricted stock units and similar equity awards permitted under our plans based on its judgment as to whether the complete compensation packages to our executives, including prior equity awards, are appropriate and sufficient to retain and incentivize the executives and whether the grants balance long-term versus short-term compensation. The compensation committee also considers our overall performance as well as the individual performance of each of our named executive officers, the potential dilutive effect of restricted stock awards, the dilutive and overhang effect of the equity awards, and recommendations from the Chief Executive Officer (other than with respect to his own equity awards).
Stock options are granted with an exercise price equal to the fair market value of our common stock on the date of grant.
For the years ended December 31, 2020 and 2019, our Chief Executive Officer was awarded stock options covering 674,584 and 30,000 shares, respectively, and our Chief Financial Officer was awarded a stock option covering 159,955 and 19,008 shares, respectively.
Personal Benefits and Perquisites
All of our executives are eligible to participate in our employee benefit plans, including medical, dental, vision, life insurance, short-term and long-term disability insurance, flexible spending accounts, 401(k), and an Employee Stock Purchase Program. These plans are available to all full-time employees. In keeping with our philosophy to provide total compensation that is competitive within our industry, we offer limited personal benefits and perquisites to executive officers. You can find more information on the amounts paid for these perquisites to or on behalf of our named executive officers in our 2020 Summary Compensation Table.
Nonqualified Deferred Compensation
None of our named executive officers participates in or has account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Outstanding Equity Awards at December 31, 2020
The following table presents certain information concerning equity awards held by our named executive officers as of December 31, 2020:

Name	Option Grant Date	Number of securities underlying unexercised options that are exercisable	Number of securities underlying unexercised options that are unexercisable	Option exercise Price	Option expiration date
David J. Arthur	9/10/2019	9,375	20,625(1)	$8.00	9/10/2029
	3/23/2020	—	60,000(1)	$0.61	3/22/2030
	7/14/2020	—	339,584(2)	$1.32	7/13/2030
	12/2/2020	—	275,000(2)	$0.74	12/1/2030

Mark J. Rosenblum	9/10/2019	5,940	13,068(1)	$8.00	9/10/2029
	3/23/2020	—	30,000(1)	$0.61	3/22/2030
	7/14/2020	—	49,955(2)	$1.32	7/13/2030
	12/2/2020	—	80,000(2)	$0.74	12/1/2030

(1)Represents options of which 25% will become exercisable on the one-year anniversary with the remainder becoming exercisable in equal 1/12th installments on the last day of each calendar quarter thereafter.
(2)Represents options of which 25% will become exercisable on the one-year anniversary with the remainder becoming exercisable in equal 1/36th installments on the last day of each calendar month thereafter.
Agreements with Our Named Executive Officers
Below are descriptions of the employment agreements with our named executive officers. The agreements with our current executive officers generally provide for at-will employment and set forth the executive officer’s initial base salary and eligibility for employee benefits. Furthermore, each of our executive officers has executed a form of our standard proprietary information and inventions assignment agreement.
Agreement with David J. Arthur
In February 2019, Private Salarius entered into an Amended and Restated Executive Employment Agreement with David J. Arthur, its Chief Executive Officer (the “Arthur Agreement”), which was assigned to Salarius effective as of the closing of the Merger. Under this employment agreement, Mr. Arthur is entitled to an annual base salary of $315,000, such salary which became effective on December 15, 2018. Mr. Arthur is also eligible to participate in, subject to applicable eligibility requirements, all of Salarius’ benefits plans and fringe benefits and programs that may be provided to executives of Salarius from time to time. In the event Salarius relocates during Mr. Arthur’s term as its chief executive officer, Salarius is obligated to reimburse him for relocation expenses of up to $100,000 of which $34,464.86 has already been paid by Salarius. Mr. Arthur’s employment agreement also contains a non-compete provision for a period of one year following the termination of his employment agreement, under which Mr. Arthur may not perform services for another entity in the specific area of the Company’s development or recruit or solicit Salarius’ employees or other service providers. In July 2020, the compensation committee of the Board approved an increase in Mr. Arthur’s base salary to $365,000 which increase became effective immediately. In December 2020, the compensation committee of the Board approved an increase in Mr. Arthur’s base salary to $380,000, which increase became effective February 1, 2021.
Agreement with Mark J. Rosenblum
On April 24, 2020, Salarius entered into an Executive Employment Agreement with Mark J. Rosenblum, its Executive Vice President of Finance and Chief Financial Officer (the “Rosenblum Agreement”). Under the Rosenblum Agreement, Mr. Rosenblum is entitled to an annual base salary of $265,000. Mr. Rosenblum is also eligible to participate in, subject to applicable eligibility requirements, all of Salarius’ benefits plans and fringe benefits and programs that may be provided to executives of Salarius from time to time. In February 2021, Mr. Rosenblum’s base salary was increased to $279,575, which increase became effective February 1, 2021.
Potential Payments Upon Termination or Change of Control
Both the Arthur Agreement and the Rosenblum Agreement, which Salarius refers to as the “Employment Agreements” or the “applicable Employment Agreement”, provide that, so long as the applicable executive executes a release and settlement agreement with Salarius, and subject to applicable withholdings, he would be entitled to receive a cash severance and an amount for premium payments under COBRA. Under the Arthur Agreement, the cash severance equal to 12 months under the Arthur Agreement and if Mr. Arthur elects continuation coverage under COBRA or state law equivalent or enrollment in an individual marketplace, Salarius will pay Mr. Arthur an amount equal to the 12 months’ worth of total premium payments (or until the date the executive secures reasonably comparable coverage with another employer, if sooner). Under the Rosenblum Agreement, the cash severance equal to 9 months and if Mr. Rosenblum elects continuation coverage under COBRA or state law equivalent or enrollment in an individual marketplace, Salarius will pay him an amount equal to the 9 months’ worth of total premium payments (or until the date the executive secures reasonably comparable coverage with another employer, if sooner). These payments to Mr. Arthur and Mr. Rosenblum are required to be made upon the following termination events:
•In the event Salarius or a successor entity terminates the executive’s employment for any reason other than a termination for Cause, or in connection with death, a permanent disability, or Salarius’ dissolution; and
•In the event that, within the 18-month period following a Change in Control of Salarius following a Change in Control of Salarius, Salarius or a successor entity terminates the executive’s employment for any reason other than a termination for Cause or in connection with death, a permanent disability, or Salarius’ dissolution, or if the executive terminates his employment for Good Reason.
The following definitions have been adopted in the Employment Agreements:
“for Cause” shall be determined by the board of managers by a majority vote (not including such employee with respect to an event related to him) and shall mean:
•any material breach, which is not cured within 30 days after written notice thereof, of the terms of the applicable Employment Agreement by the executive, or the failure of the executive to diligently and properly perform his duties, or the executive’s failure to achieve the objectives specified by the board of managers;

•the executive’s misappropriation or unauthorized use of the tangible or intangible property of Salarius, or any other similar agreement regarding confidentiality, intellectual property rights, non-competition or non-solicitation;
•any material failure to comply with company policies or any other policies and/or directives of the board of managers, which failure is not cured within 30 days after written notice thereof, provided that no cure period is available for a failure to comply with policies related to harassment, unlawful discrimination, retaliation or workplace violence;
•the executive’s use of illegal drugs or any illegal substance, or alcohol in any manner that materially interferes with the performance of his duties under the applicable Employment Agreement;
•any dishonest or illegal action (including, without limitation, embezzlement) or any other action by the executive which is materially detrimental to the interest and well-being of Salarius, including, without limitation, harm to its reputation;
•the executive’s failure to fully disclose any material conflict of interest he may have with Salarius in a transaction between Salarius and any third party which is materially detrimental to the interest and well-being of Salarius; or
•any adverse action or omission by the executive which would be required to be disclosed pursuant to public securities laws or which would limit the ability of Salarius or its affiliates to sell securities under any Federal or state law or which would disqualify Salarius or its affiliates from any exemption otherwise available to it.
“Good Reason” means the occurrence of any of the following actions taken by Salarius without the executive’s consent, but only if (a) the executive informs Salarius within 90 days of its occurrence that an event constituting Good Reason has occurred (b) Salarius fails to cure the event within 90 days of such notice, and (c) the executive terminates his employment within 6 months of the initial occurrence:
•for a period of twelve months immediately following a Change of Control, or the “Post-COC Period”, his salary, bonus or equity are reduced or diminished, or his duties and responsibilities or position are reduced or diminished to less than an executive “C” level position (Chief Officer of the company in some significant policy making or implementing capacity); and as to Mr. Rosenblum, if at any time his salary, bonus or equity are reduced or diminished, or his duties and responsibilities or position are reduced or diminished to less than an executive “C” level position;
•any time after the Post-COC Period, the executive’s salary, bonus or equity are reduced or diminished, or his duties and responsibilities or position are reduced when compared to his duties and responsibilities immediately prior to Change of Control;
•Salarius materially breaches its obligations under the applicable Employment Agreement; or
•the executive is required to relocate by more than 50 miles outside the extraterritorial jurisdiction of Houston, Texas.
“Change in Control” means (i) a financing transaction or any transaction designed to raise money for Salarius’ continuing operations or any sale, exchange, transfer, or issuance, or related series of sales, exchanges, transfers, or issuances, of Salarius’ equity units by Salarius or any holder thereof, in which the holders of Salarius equity units immediately prior to such transaction or event no longer hold beneficial ownership of at least fifty percent (50%) of Salarius’ outstanding equity units immediately after any such transaction or event; or (ii) a significant transaction involving the out-licensing of Salarius’ lead clinical asset, a sale of substantially all of the assets of Salarius, or a liquidation or dissolution of Salarius.
Equity Compensation Plan Information {Annie}
The following table summarizes our equity compensation plan information as of December 31, 2020:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by stockholders(1)	1,563,972	$2.44	225,225
Equity compensation plans not approved by stockholders	—	—	—
Total	1,563,972	$2.44	225,225
(1) Represents options outstanding that were issued or remain available under the 2015 Equity Incentive Plan and the 2015 Employee Stock Purchase Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 31, 2021 regarding the number of shares of common stock and the percentage of common stock, beneficially owned by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•each of our directors;
•each of our named executive officers; and
•all our current executive officers and directors as a group.
The percentage ownership is based on 44,734,328 shares of common stock outstanding on March 31, 2021. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options or warrants or other securities that are either immediately exercisable or exercisable or vest within 60 days March 31, 2021. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants, or securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o Salarius Pharmaceuticals, Inc., 2450 Holcombe Blvd., Suite X, Houston, TX 77021.

	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding

Named Executive Officers and Directors:
David J. Arthur (1)	116,850	*
Mark J. Rosenblum (2)	31,351	*
Tess Burleson(3)	17,700	*
Arnold C. Hanish(4)	24,700	*
Jonathan Lieber(5)	3,000	*
Paul Lammers(6)	15,974	*
Bruce J. McCreedy(7)	26,400	*
William K McVicar(8)	60,785	*
All current executive officers and directors as a group (8 persons) (9)	296,760	*

*     Represents beneficial ownership of less than 1%.
(1)Represents (i) 88,425 shares of common stock, (ii) 26,250 shares of common stock subject to options that are exercisable within 60 days of March 31, 2021 and (iii) 2,175 warrants to purchase shares of common stock.
(2)Represents (i) 16,723 shares of common stock and (ii) 14,628 shares of common stock subject to options that are exercisable within 60 days of March 31, 2021.

(3)Includes (i) 4,350 shares of common stock, (ii) 9,000 shares of common stock subject to options that are exercisable within 60 days of March 31, 2021, and (iii) 4,350 warrants to purchase shares of common stock.
(4)Includes (i) 11,350 shares of common stock, (ii) 9,000 shares of common stock subject to options that are exercisable within 60 days of March 31, 2021, and (iii) 4,350 warrants to purchase shares common stock.
(5)Includes 3,000 shares of common stock subject to options that are exercisable within 60 days of March 31, 2021.
(6)Includes (i) 6,974 shares of common stock and (ii) 9,000 shares of common stock subject to options that are exercisable within 60 days of March 31, 2021.
(7)Includes (i) 8,700 shares of common stock, (ii) 9,000 shares of common stock subject to options that are exercisable within 60 days of March 31, 2021, and (iii) 8,700 warrants to purchase shares of common stock.
(8)Includes (i) 8,700 shares of common stock, (ii) 43,385 shares of common stock subject to options that are exercisable within 60 days of March 31, 2021, and (iii) 8,700 warrants to purchase shares of common stock.
(9)Includes (i) 145,222 shares of common stock, (ii) 123,263 shares of common stock subject to options that are exercisable within 60 days of March 31, 2021, and (iii) 28,275 warrants to purchase shares of common stock that are held by our executive officers and directors as a group.

CERTAIN RELATED-PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2020 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under “Executive Compensation.”
Employment Agreements
We have entered into employment agreements and offer letter agreements with certain of our executive officers. See “Executive Compensation.”
Bruce J. McCreedy Consulting Agreement
On March 6,2020, Salarius entered into an initial consulting agreement with Bruce J. McCreedy pursuant to which Dr. McCreedy served as Salarius’ interim Chief Scientific Officer (the “McCreedy Agreement”). In consideration of the services performed by Dr. McCreedy under the McCreedy Agreement, the Company paid Dr. McCreedy (i) a one-time payment of $28,817.00 and (ii) $13,333.00 a month while services are performed. Pursuant to the terms of the McCreedy Agreement, compensation paid to Dr. McCreedy by the Company (excluding any compensation received for director service, tax-qualified retirement plan payments or other non-discretionary compensation for prior services rendered) will not exceed $120,000.00 for any twelve-month period.
On October 1, 2020, the McCreedy Agreement was amended to provide that the Company would continue to pay Dr. McCreedy for his services during the period of October 1, 2020 through September 30, 2021 at the rate of $19,350 per month. The McCreedy Agreement was subsequently terminated on March 31, 2021.
Equity Awards to Executive Officers and Non-Employee Directors
We have granted equity awards to our executive officers and certain of our non-employee directors. For a description of options granted to our named executive officers and non-employee directors, see the section titled “Executive and Director Compensation—Outstanding Equity Awards at December 31, 2019” and “Information Regarding our Board of Directors and Corporate Governance—Non-Employee Director Compensation.”
Indemnification Agreements
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Certificate of Incorporation and Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.
Policies and Procedures for Transactions with Related Persons
We have adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest.
Transactions involving compensation for services provided to us as an employee, consultant, or director are not considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of the proposed transaction, must present information regarding the proposed related person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related person transactions, our audit committee considers the relevant available facts and circumstances, which may include, but not limited to:
•the risks, costs, and benefits to us;
•the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the terms of the transaction;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties.
Our audit committee will approve only those transactions that it determines are fair to us and in our best interests.

AUDIT COMMITTEE REPORT
The following report of the audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by Salarius under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The audit committee is a committee of the Board comprised solely of independent directors as required by the listing standards of Nasdaq and rules and regulations of the SEC. The audit committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by the Company’s independent registered public accountants and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls as set forth in a written charter adopted by the Board, which is available on the Company’s website at http://www.Salarius.com. The composition and responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.
The Company’s management is responsible for preparing the Company’s financial statements and the independent registered public accountants are responsible for auditing those financial statements. The audit committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent registered public accountants. In this context, the audit committee has met and held discussions with management and the independent registered public accountants. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants.

The audit committee has discussed with the independent registered public accountants matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and approved by the SEC. In addition, the independent registered public accountants provided to the audit committee the written disclosures and letter from the independent registered public accountants as required by applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the audit committee concerning independence and has discussed such accountants’ independence from the Company and its management.

The audit committee has discussed with management the procedures for selection of consultants and fully considered whether those services provided by the independent registered public accountants are compatible with maintaining such accountants’ independence. The audit committee has discussed with the Company’s management and its independent registered public accountants, with and without management present, their evaluations of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions with management and the independent registered public accountants referred to above, the audit committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

In additional, the audit committee has selected Ernst & Young LLP as independent accountants to audit our books, records and accounts and our subsidiaries for the fiscal year ending December 31, 2021.

Respectfully submitted,

Mr. Arnold C. Hanish, Chair
Ms. Tess Burleson
Mr. Jonathan Lieber

PROPOSAL 2

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The DoddFrank Wall Street Reform and Consumer Protection Act of 2010 (the “DoddFrank Act”) requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
Our executive compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk taking. Stockholders are encouraged to read the Executive and Director Compensation section of this Proxy Statement for a more detailed discussion of how our compensation programs reflect our objectives.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “sayonpay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is advisory, which means that the vote on executive compensation is not binding on us, our board of directors or the compensation committee of the board of directors. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our named executive officers as a whole, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we will ask our stockholders to vote for the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on a nonbinding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NONBINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3:

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our audit committee, which is composed entirely of non-employee independent directors, has selected Ernst & Young LLP as independent accountants to audit our books, records, and accounts and our subsidiaries for the fiscal year ending December 31, 2021. Our Board has endorsed this appointment. Ratification of the selection of Ernst & Young LLP by stockholders is not required by law. However, as a matter of good corporate practice, such selection is being submitted to the stockholders for ratification at the Annual Meeting. If the stockholders do not ratify the selection, our Board and the audit committee will reconsider whether or not to retain Ernst & Young LLP, but may retain Ernst & Young LLP. Even if the selection is ratified, the audit committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of Salarius Pharmaceuticals, Inc. and its stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
Current Independent Registered Public Account Firm Fees
The following table presents fees from professional audit services rendered by Ernst & Young LLP, our independent registered public accounting firm, for the audit of our annual financial statements (including services performed for Flex Pharma) for the years ended December 31, 2020 and 2019, and fees billed for other services rendered by Ernst & Young LLP during those period as set forth below:

	Years Ended December 31,
Services Provided	2020	2019
Audit fees (1)	$ 196,000	$ 165,000
Audit-related fees (2)	-	27,000
Tax fees (3)	1,800	50,000
All other fees (4)	90,000	110,000
Total	$ 287,800	$ 352,000

(1)    Consists of fees billed for professional services rendered for the audit of our annual financial statements and services provided in connection with our registration statements.
(2)    Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements that are not reported under “audit fees.”
(3)    Consists of fees billed for tax compliance, tax advice, tax planning and tax return preparation.
(4)    Consists of fees billed for services, other than those described above under Audit fees and Tax fees.
Prior Independent Registered Public Accounting Firm Fees
Prior to the completion of the Transaction on July 19, 2019, our audit committee approved the dismissal of Weaver & Tidwell, L.L.P. (“Weaver”) as our independent registered public accounting firm and the Board engaged Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended December 31, 2019. Ernst & Young LLP had previously audited the financial statements of Flex Pharma beginning with the year ended December 31, 2014.
During the year ended December 31, 2019 and 2018, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Weaver & Tidwell, L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Weaver & Tidwell, L.L.P. would have caused Weaver & Tidwell, L.L.P. to make reference thereto in its reports, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
The following table presents fees for professional audit services rendered by Weaver, for the audit of our financial statements for the years ended December 30, 2020 and 2019, and fees billed for other services rendered by Weaver during those periods:

	Years Ended December 31,
Services Provided	2020	2019
Audit fees (1)	$ —	$ 134,780
Audit-related fees (2)	—	—
Tax fees	—	—
All other fees (3)	45,000	7,500
Total	$ 45,000	$ 142,280

(1)    Represents the aggregate fees billed for professional services by Weaver and Tidwell, LLP for audit and quarterly review of our financial statements and review of our registration statements and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)    Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “audit fees.”
(3)    Consists of fees billed for services, other than those described above under Audit fees and Tax fees.
Audit Committee Pre-Approval Policies and Procedures
Our audit committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the audit committee pre-approves both the type of services to be provided by Ernst & Young LLP and the estimated fees related to these services.
During the approval process, the audit committee considers the impact of the types of services and the related fees on the independence of the registered public accountant. The services and fees must be deemed compatible with the maintenance of such accountants’ independence, including compliance with SEC rules and regulations.
Throughout the year, our audit committee reviews for any revisions to the estimates of audit and non-audit fees initially approved. Required Vote
In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the audit committee will reconsider its appointment.

Required Vote
Ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the voting power of the shares present and voting at the Annual Meeting. Abstentions are not considered votes cast and, therefore, will have no effect on the voting outcome. If your shares are held in street name, your broker or agent has discretionary authority to vote shares held through it in the absence of your instruction regarding how your shares should be voted. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

PROPOSAL 4

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote every six years, on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC.
Stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every year, every two years, or every three years.
Our board of directors has determined that a non-binding advisory vote on executive compensation that occurs annually is the most appropriate alternative for us and, therefore, the board of directors recommends that you vote for the “1 YEAR” option for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of every year, our board of directors was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to indicate their approval of, or dissatisfaction with, our compensation philosophy, policies and practices as disclosed in the proxy statement every year.
This vote is advisory, which means that it is not binding on us, our board of directors or the compensation committee of the board of directors. The board of directors and the compensation committee will take into account the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, the board of directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.
Stockholders have the opportunity to choose among four options (holding the vote every year, every two years, every three years, or abstaining from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the board of directors. The frequency receiving the greatest number of votes will be deemed to be the preferred frequency option of our stockholders.
THE BOARD RECOMMENDS A VOTE, ON A NON BINDING ADVISORY BASIS,
FOR THE “1 YEAR” OPTION AS THE FREQUENCY HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

OTHER MATTERS
Your board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Annual Meeting, we urge you to vote by telephone or the Internet.
Householding of Proxy Materials
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding and you would like to have separate copies of proxy materials mailed to you, please submit a request to: Salarius’ Secretary at 2450 Holcombe Blvd., Suite X, Houston, TX 77021 and we will promptly send you what you have requested. You can also contact our Secretary at the above address if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.
Stockholder Proposals for the 2022 Annual Meeting
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 27, 2021, to Salarius’ Secretary at 2450 Holcombe Blvd., Suite X, Houston, TX 77021. If you wish to submit any other motion related to business proposed to be brought before next year’s annual meeting of stockholders, you must provide the specified information required by our Bylaws to Salarius’ Secretary at 2450 Holcombe Blvd., X, Houston, TX 77021 not more than 120 days nor less than 90 prior to the first anniversary of the date the proxy statement was provided to our stockholders in connection with the 2021 annual meeting of stockholders; however, if the annual meeting is called for a date that is more than 30 days before or after the anniversary date of the 2021 annual meeting of stockholders, notice by the stockholder must be received by Salarius’ Secretary not later than the close of business on the later of (i) the 90th day prior to 2022 annual meeting of stockholders and (ii) the 10th day following the day on which public announcement of the date of the 2022 annual meeting of stockholders is publicly given. You are also advised to review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.

By order of the Board of Directors,

/s/ David J. Arthur
David J. Arthur President and Chief Executive Officer

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/15/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

DURING THE MEETING - Go to www.virtualshareholdermeeting.com/SLRX2021

You may attend the meeting via the Internet at the website listed above and vote during the meeting. To attend the meeting, you will need the sixteen-digit control number that is printed in the box below marked by the arrow.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/15/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following two nominees for class III director to hold office until the 2024 Annual Meeting:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Class III Directors

Nominees

01) Tess Burleson 02) Paul Lammers, MD

The Board of Directors recommends you vote FOR proposals 2 and 3.

The Board of Directors recommends you vote 1 YEAR on proposal 4.

	1 year	2 years	3 years	Abstain
4. To approve, by non-binding vote, the frequency of the advisory vote on executive compensation votes.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000513367_1 R1.0.0.177